UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 14, 2012

CNH EQUIPMENT TRUST 2012-A
CNH CAPITAL RECEIVABLES LLC
CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170703 333-170703-04	39-1995297 (CNH Capital Receivables LLC) 80-6220415 (CNH Equipment Trust 2012-A)
(Commission File Number)	(IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the “Offered Notes”) by CNH Equipment Trust 2012-A, described in the Prospectus dated March 8, 2012 and the Prospectus Supplement dated March 14, 2012.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated March 14, 2012, among CNH Capital Receivables LLC, CNH Capital America LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., and SG Americas Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of March 1, 2012, between CNH Equipment Trust 2012-A and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of March 1, 2012, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of March 1, 2012, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2012-A

4.4	Purchase Agreement, to be dated as of March 1, 2012, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to dated as of March 1, 2012, among CNH Equipment Trust 2012-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Thomas N. Beckmann
	Name:	Thomas N. Beckmann
	Title:	Assistant Treasurer

Dated: March 19, 2012

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated March 14, 2012, among CNH Capital Receivables LLC, CNH Capital America LLC, Barclays Capital Inc., Deutsche Bank Securities Inc., and SG Americas Securities, LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of March 1, 2012, between CNH Equipment Trust 2012-A and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of March 1, 2012, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of March 1, 2012, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2012-A

4.4	Purchase Agreement, to be dated as of March 1, 2012, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of March 1, 2012, among CNH Equipment Trust 2012-A, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee